DEPOSITS	12 Months Ended
Dec. 31, 2012
Deposits [Abstract]
Deposit Liabilities Disclosures [Text Block]

NOTE F — DEPOSITS

At December 31, 2012 the Company had $498.6 million in total deposits which was comprised of $92.3 million in non-interest bearing deposits and $406.3 million in interest bearing deposits. Of the $406.3 million in interest bearing deposits, $22.2 million were in savings accounts, $122.7 million were in money market and NOW accounts, and $261.4 million were in time deposits.
The scheduled maturities of time deposits at December 31, 2012 are as follows:
Total Time Deposits
(dollars in thousands)
Three months or less	$27384
Over three months through twelve months	54,301
Over one year through two years	36,782
Over two years through three years	47,273
Over three years through four years	48,433
Over four years through five years	46,596
Over five years	659
$261,428
Time deposits with balances of $100,000 or more at December 31, 2012 were $134.6 million.